UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported): February 15,
                              2005


                   North Coast Partners, Inc.
     (Exact name of registrant as specified in its charter)

          Delaware              000-29397             33-0619528
(State or other jurisdiction   Commission           (IRS Employer
     of incorporation)        File Number)       Identification No.)

                   909 Logan Street, Suite 7J
                     Denver, Colorado 80203
            (Address of principal executive offices)

                          516-569-9629
      (Registrant's telephone number, including area code)


                            _________
  (Former name or former address, if changed since last report)

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Section   4.   Matters  Related  to  Accountants  and   Financial
Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

On   February   15,  2005,  North  Coast  Partners,   Inc.   (the
"Registrant")   engaged   Malone  &  Bailey,   P.C.   (the   "New
Accountant"), having an address at 2925 Briarpark, Suite 930, Houston, Texas 77042, as its new principal independent accountants, following the dismissal of the Registrant's prior principal independent accountants, Pritchett Siler & Hardy (the "Former Accountant"), which occurred on February 15, 2005. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

The reports of the Former Accountant on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during Registrant's two most recent fiscal years and through February 15, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. No "reportable events" (as defined in 17 C.F.R. 229.304(a)(1)(v)) occurred within the Registrant's two most recent fiscal years nor through February 15, 2005.

As of February 15, 2005, the New Accountant was engaged by the Registrant as its principal independent accountants. The appointment of the New Accountant was recommended and approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years and through February 15, 2005, the Registrant did not consult the New Accountant regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by the New Accountant that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in 17 C.F.R. 304(a)(1)(iv) and the related instructions) or a "reportable event" (as defined in 17 C.F.R. 304(a)(1)(v)).

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC dated February 17, 2005 is filed as Exhibit
16.1 to this Current Report on Form 8-K.

Section 5.  Corporate Governance and Management

Item  5.03.   Amendments to Articles of Incorporation or  Bylaws;
Change in Fiscal Year.

(b) As previously disclosed in the Current Report on Form 8-K dated December 13, 2004, the Registrant consummated the share exchange transaction with Trans Media Inc. and issued 5,360,000 shares of common stock to the shareholders of Trans Media Inc. As

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a  result  of  said  transaction, the Board of Directors  of  the
Registrant determined that the fiscal year of the Registrant should be changed from June 30th to the fiscal year of Trans Media, which is August 31st. The Registrant shall file shortly an amendment to the Current Report on Form 8-K. This Report will include the Registrant's audited financial statements for the years ended August 31, 2004 and August 31, 2003 as well as the requisite financials for the quarter ended November 30, 2004 and the pro forma financials as a result of the transaction with Trans Media.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

  (a)  Financial Information.        Not applicable
  (b)  Pro forma financial information.   Not applicable
  (c)  Exhibits
       Exhibit 16.1  Letter from Pritchett Siler & Hardy, to the
                     Securities and Exchange Commission, dated
                     February 17, 2005, on the change in the
                     certifying accountant


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NORTH COAST PARTNERS, INC.
                                  (Registrant)



                                  By: /s/ Mel Venkateswaran
                                  Mel Venkateswaran, President

Date:  February 17, 2005

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